Exhibit 10.8

Execution Version

LIMITED WAIVER

This Limited Waiver (this “Limited Waiver”) dated as of August 1, 2016 is entered into by and among Seventy Seven Operating LLC, an Oklahoma limited liability company (the “Borrower”), Seventy Seven Energy Inc., a Delaware corporation formerly known as Chesapeake Oilfield Operating, L.L.C. (the “Parent”), the other Loan Parties party hereto, the Tranche A Incremental Term Loan Lenders signatory hereto, and Wilmington Trust, National Association, in its capacity as successor administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

A. The Borrower, the Parent, the Lenders and the Administrative Agent are parties to that certain $400 Million Term Loan Credit Agreement dated as of June 25, 2014, as amended by that certain Amendment No. 1 to Credit Agreement and Amendment No. 1 to Guaranty of even date herewith (as so amended and as further amended, restated, supplemented, waived or otherwise modified, the “Credit Agreement”), which Credit Agreement was supplemented by that certain Incremental Term Supplement (Tranche A) dated as of May 13, 2015, as amended by that certain First Amendment to Incremental Term Supplement (Tranche A) and First Amendment to Tranche A Incremental Guaranty of even date herewith (as so amended and as further amended, restated, supplemented, waived or otherwise modified, the “Incremental Term Supplement”), among the Borrower, the Parent, each of the subsidiary guarantors party thereto, as Subsidiary Guarantors, each lender from time to time party thereto, as Tranche A Incremental Term Loan Lenders and the Administrative Agent. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement or the Incremental Term Supplement, as applicable.

B. The Borrower has requested that the Tranche A Required Lenders execute and deliver this Limited Waiver pursuant to Section 10.01(d) of the Credit Agreement and Section 6 of the Incremental Term Supplement, as applicable.

AGREEMENT

SECTION 1. Limited Waiver. Subject to the conditions set forth in Section 2 below and the last sentence of this Section 1, the Tranche A Required Lenders hereby agree to waive (or otherwise suspend) the requirement that the Borrower pay a premium with respect to any prepayment of any Tranche A Incremental Term Loan pursuant to Section 2.03 of the Credit Agreement contained in Section 1(g)(i) and (ii) of the Incremental Term Supplement, other than with respect to a premium in the event of a Pre-Maturity Acceleration, from the Effective Date of this Limited Waiver until 5:00 p.m. (New York City time) on the date that is eighteen (18) months from the Effective Date of this Limited Waiver (the “End Date”); provided that, for the avoidance of doubt, the waiver contemplated hereby shall apply in respect of the prepayment made pursuant to Section 2(b)(B) below. After the End Date, the waiver (or suspension) of the requirements of Section 1(g)(i) and (ii) of the Incremental Term Supplement as contemplated herein shall be of no further effect.

SECTION 2. Effectiveness of Limited Waiver. This Limited Waiver shall be effective as of the latest date on which each of the following conditions occurs (the “Effective Date”):

(a) the Administrative Agent shall have received this Limited Waiver, executed and delivered by a duly authorized officer of the Borrower, the Parent, each of the Subsidiary Guarantors and the Tranche A Required Lenders;

(b) the Borrower shall have paid (A) the Incremental Term Loan Payment (as defined in the Amended Joint Prepackaged Chapter 11 Plan of Reorganization of Seventy Seven Finance Inc. and its Affiliated Debtors as attached hereto as Exhibit A (the “Plan”)), (B) $15,000,000 in cash pursuant to Section 4.4(a) of the Plan, which shall be used to prepay the outstanding principal amount of the Tranche A Incremental Term Loans in inverse order of maturity, (C) all accrued and unpaid interest due and payable pursuant to the Incremental Term Supplement through and including the “Effective Date” (under and as defined in the Plan) and (D) any other fees and expenses required to be paid pursuant to the Incremental Term Supplement or the Plan through and including the “Effective Date” (under and as defined in the Plan), including, without limitation (i) the reasonable and documented fees and expenses of counsel (including any local counsel) for the Administrative Agent and counsel for the Tranche A Incremental Term Loan Lenders and (ii) any other Restructuring Expenses (under and as defined in the Plan);

(c) the “Effective Date” under and as defined in the Plan has occurred; and

(d) each of the representations and warranties made by the Loan Parties in or pursuant to this Limited Waiver shall be true and correct.

SECTION 3. Representations and Warranties.

(a) After the occurrence of the “Effective Date” (under and as defined in the Plan) of, and after giving effect to the transactions under, the Plan, no Default or Event of Default has occurred and is continuing on and as of the Effective Date, other than such defaults or events of default that existed under the Credit Agreement or the Incremental Term Supplement, as applicable, prior to the Effective Date arising from or related to (1) defaults or events of default under the ABL Credit Agreement, the 2019 Indenture or the 2022 Indenture or (2) the Debtors’ entry into the Restructuring Support Agreement (as defined in the Plan), commencement of the Cases and/or implementation of the Restructuring Transactions (as defined in the Plan) or any other actions in furtherance of the restructuring contemplated by the Restructuring Support Agreement or the Plan (collectively, the “Pre-Effective Date Defaults”), which Pre-Effective Date Defaults are hereby waived by the Administrative Agent on behalf of the Tranche A Incremental Term Loan Lenders.

(b) This Limited Waiver has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity and an implied covenant of good faith and fair dealing.

(c) The execution and delivery hereof by the Loan Parties and the performance and observance by each of the Loan Parties of the provisions hereof do not violate or conflict with the organizational documents of any of the Loan Parties, as applicable, or any law applicable to the Loan Parties.

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SECTION 4. Miscellaneous.

(a) Except as expressly set forth herein, this Limited Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent for the Tranche A Incremental Term Loan Lenders or the Tranche A Incremental Term Loan Lenders, as applicable, under the Incremental Term Supplement, the Tranche A Incremental Collateral Documents, the Tranche A Incremental Guaranty, the Credit Agreement or any other applicable Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Incremental Term Supplement, the Tranche A Incremental Collateral Documents, the Tranche A Incremental Guaranty, the Credit Agreement or any Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower, the Parent or any other Loan Party to any consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Incremental Term Supplement, the Tranche A Incremental Collateral Documents, the Tranche A Incremental Guaranty, the Credit Agreement or any other applicable Loan Documents in similar or different circumstances. Each Loan Party party hereto hereby reaffirms, covenants and agrees to be bound by the terms and conditions of the Incremental Term Supplement, the Tranche A Incremental Collateral Documents, the Tranche A Incremental Guaranty, the Credit Agreement and the other Loan Documents.

(b) If any provision of this Limited Waiver is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Limited Waiver shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(c) The waiver under this Limited Waiver is limited to the matters set forth herein. This Limited Waiver shall not constitute an amendment to any provision of the Incremental Term Supplement, any Tranche A Incremental Collateral Document, the Tranche A Incremental Guaranty, the Credit Agreement or the other Loan Documents and shall not be construed as a consent to any action on the part of the Borrower, the Parent, any other Loan Party or any other Subsidiary of the Borrower, the Parent or any other Loan Party that would require an amendment or consent of the Administrative Agent, any Tranche A Incremental Term Loan Lender or any Lender. The provisions of the Incremental Term Supplement, the Tranche A Incremental Collateral Documents, the Tranche A Incremental Guaranty, the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms. This Limited Waiver shall be considered a “Loan Document” for purposes of the Incremental Term Supplement.

(d) This Limited Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be

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deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Limited Waiver by facsimile or electronic means (including, without limitation, “.pdf” or “.tiff”) shall be effective as delivery of a manually executed counterpart of this Limited Waiver.

(e) This Limited Waiver shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the provisions of Section 13 of the Incremental Term Supplement and Sections 10.14 and 10.15 of the Credit Agreement, and such provisions are incorporated herein by reference, mutatis mutandis.

SECTION 5. ENTIRE AGREEMENT. THIS LIMITED WAIVER, THE INCREMENTAL TERM SUPPLEMENT, THE TRANCHE A INCREMENTAL COLLATERAL DOCUMENTS, THE TRANCHE A INCREMENTAL GUARANTY, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Limited Waiver as of the date first written above.

BANK OF AMERICA, N.A., as Tranche A Incremental Term Loan Lender

By:	/s/ Jonathan M. Barnes
Name:	Jonathan M. Barnes
Title:	Vice President

[SSE – Incremental Term Supplement (Tranche A) - Limited Waiver]

BLUEMOUNTAIN GUADALUPE PEAK FUND L.P.,
as Tranche A Incremental Term Loan Lender

By:	BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Deputy General Counsel

[SSE – Incremental Term Supplement (Tranche A) - Limited Waiver]

BLUEMOUNTAIN LOGAN OPPORTUNITIES MASTER FUND L.P.,
as Tranche A Incremental Term Loan Lender

By:	BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Deputy General Counsel

[SSE – Incremental Term Supplement (Tranche A) - Limited Waiver]

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICAV-SIF,
as Tranche A Incremental Term Loan Lender

By:	BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Deputy General Counsel

[SSE – Incremental Term Supplement (Tranche A) - Limited Waiver]

BLUEMOUNTAIN SUMMIT OPPORTUNITIES FUND II (U.S.) L.P.,
as Tranche A Incremental Term Loan Lender

By:	BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Deputy General Counsel

[SSE – Incremental Term Supplement (Tranche A) - Limited Waiver]

BLUEMOUNTAIN SUMMIT TRADING L.P.,
as Tranche A Incremental Term Loan Lender

By:	BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Deputy General Counsel

[SSE – Incremental Term Supplement (Tranche A) - Limited Waiver]

BLUEMOUNTAIN TIMBERLINE LTD.,
as Tranche A Incremental Term Loan Lender

By:	BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Deputy General Counsel

[SSE – Incremental Term Supplement (Tranche A) - Limited Waiver]

BMSB L.P.,
as Tranche A Incremental Term Loan Lender

By:	BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Deputy General Counsel

[SSE – Incremental Term Supplement (Tranche A) - Limited Waiver]

SEVENTY SEVEN ENERGY INC. (formerly known as CHESAPEAKE OILFIELD OPERATING, L.L.C.), as Parent

By:	/s/ Cary D. Baetz
Name:	Cary D. Baetz
Title:	Chief Financial Officer and Treasurer

SEVENTY SEVEN OPERATING LLC,
as Borrower

By:	/s/ Cary D. Baetz
Name:	Cary D. Baetz
Title:	Chief Financial Officer and Treasurer

SEVENTY SEVEN ENERGY INC.
GREAT PLAINS OILFIELD RENTAL, L.L.C.
NOMAC DRILLING, L.L.C.
PERFORMANCE TECHNOLOGIES, L.L.C.
PTL PROP SOLUTIONS, L.L.C.
SEVENTY SEVEN LAND COMPANY LLC
SSE LEASING LLC,
each as Guarantors

By:	/s/ Cary D. Baetz
Name:	Cary D. Baetz
Title:	Chief Financial Officer and Treasurer

[SSE – Incremental Term Supplement (Tranche A) - Limited Waiver]

Acknowledged by:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Administrative Agent

By	/s/ Renee Kuhl
	Name:	Renee Kuhl
	Title:	Vice President

[SSE – Incremental Term Supplement (Tranche A) - Limited Waiver]

EXHIBIT A

The Plan

See attached.